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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 1998

                        Commission file number: 0-19123

                            FOGELMAN MORTGAGE L.P. I
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             (Exact name of Registrant as specified in its charter)

Tennessee                                          62-1317805
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(State or other jurisdiction             (I.R.S. Employer Identification No.)
of incorporation or organization)

One Seaport Plaza, New York, New York           10292-0128
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(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (212) 214-3500

                                      N/A
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   Former name, former address and former fiscal year, if changed since last report.
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Item 5. Other Events

   On January 30, 1998, Registrant entered into a revised agreement (the 'Revised Agreement') with Fogelman Enterprises, L.P., a Delaware limited partnership ('FELP'), and Avron B. Fogelman, an individual ('ABF' and together with FELP, the 'General Partners'), which supersedes the November 26, 1997 agreement (the 'Original Agreement') previously entered into by the parties.

   Registrant is the holder of two mortgage loans (collectively, the 'Mortgage Loans'): (1) a loan (the 'Pointe Royal Loan') in the face amount of $22,745,000 made to FPI Royal View Ltd., L.P. ('Royal View'), which is secured by a first mortgage and related security documents encumbering the Pointe Royal Apartments, which is a 437 unit residential rental property located in Overland Park, Kansas (the 'Pointe Royal Property'); and (2) a loan (the 'Westmont Loan') in the face amount of $23,320,000 made to FPI Chesterfield, L.P. ('Chesterfield' and together with Pointe Royal, the 'Partnerships'), which is secured by a first mortgage and related security documents that encumber the Westmont Apartments, a 489 unit residential rental property located in Chesterfield, Missouri (the 'Westmont Property' and together with the Pointe Royal Property, the 'Properties').

   The Pointe Royal Loan matures on April 23, 1999, and the Westmont Loan matures on July 8, 1999.

   ABF and FELP are the general partners of each of the Partnerships.

   Through its general partner, Prudential-Bache Properties, Inc. ('PBP'), Registrant has advised FELP that Registrant will accept the Payoff Amount, as hereinafter defined, in full satisfaction of the Mortgage Loans if the Transactions, as hereinafter defined, are approved by a majority in interest of the unitholders of Registrant. PBP has received a written opinion (the 'Fairness Opinion') from its Advisor to the effect that the transactions (the 'Transactions') contemplated in the Revised Agreement are fair to the Registrant from a financial point of view.

   Pursuant to the Revised Agreement, FELP has agreed to increase the amount it would pay (or cause to be paid on behalf of the Partnerships) to Registrant ('the 'Payoff Amount') from $46,065,000 plus the expenses of soliciting unitholder approval, to $48,000,000 with Registrant agreeing to pay such solicitation expenses; plus, as was the case in the Original Agreement, FELP will pay an amount, if any, by which the aggregate amount of interest paid to Registrant by the Partnerships in respect of the Mortgage Loans for the period from October 1, 1997, through the closing of the Transactions is less than interest on the face amount of the Mortgage Loans during such period calculated at an annual rate of 7.7%.

   The Transactions must be consummated not later than May 29, 1998.

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fogelman Mortgage L.P. I

By: Prudential-Bache Properties, Inc.
    A Delaware corporation, General Partner

     By: /s/ Eugene D. Burak                    Date: February 5, 1998
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     Eugene D. Burak
     Vice President
     Chief Accounting Officer for the Registrant

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